UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2015

Lapolla Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Intercontinental Business Park

15402 Vantage Parkway East, Suite 322, Houston, Texas 77032

(Address of Principal Executive Offices and Zip Code)

(281) 219-4700

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LAPOLLA INDUSTRIES, INC.

FORM 8-K

MAY 29, 2015

(i)

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Loan and Security Agreement

The Company entered into a Loan and Security Agreement with Bank of America, N.A. on August 31, 2010 (“Loan Agreement”), as amended from time to time, under which Bank of America agreed to a $13,000,000 revolver loan ("Revolver Loan"). On May 29, 2015, the Company and Bank of America, N.A. entered into a Thirteenth Amendment (“Amendment”) to that certain Loan Agreement, which extended the Revolver Loan termination date to the earliest of: (a) March 31, 2019; (b) 90 days prior to the maturity date of the New Subordinated Term Debt (defined as the principal amount of $7,200,000 with a maturity date of December 10, 2016 under the certain Note Purchase Agreement dated as of December 10, 2013, between the Company, Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP); and (c) 90 days prior to the maturity date of the indebtedness evidenced and governed by any ‘Junior Note,’ as such term is defined in that certain Subordination Agreement, dated as of April 16, 2012, by and among the Company, Richard J. Kurtz, and Bank of America, as such Subordination Agreement has been amended, restated, supplemented, or modified from time to time. The maturity date for the Junior Notes is June 10, 2017.

The foregoing summary of the Amendment contained herein is qualified in its entirety by reference to the full text of the: (1) Amendment attached hereto as Exhibit 10.12, (2) the Loan Agreement and relevant prior amendments filed as Exhibits 10.1 through 10.11 with the Securities and Exchange Commission (“SEC”) on the dates indicated in Item 9.01, (3) the Note Purchase Agreement and prior amendments and promissory notes related thereto filed as Exhibits 10.13 through 10.17 with the SEC on the dates indicated in Item 9.01, and (4) the Subordination Agreement and prior amendments and relevant promissory note attached hereto as Exhibits 10.18, 10.19, 10.20, and 10.22, and the promissory note filed as Exhibit 10.21 with the SEC on the date indicated in Item 9.01 related thereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See Index of Exhibits below.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 10, 2015	LAPOLLA INDUSTRIES, INC.

By: /s/ Michael T. Adams, EVP
Name: Michael T. Adams
Title: Executive Vice President

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Exhibit Number	Description
10.1	Bank of American Loan and Security Agreement dated August 31, 2010 and effective September 1, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated September 1, 2010, filed September 7, 2011).
10.2	First Amendment dated November 10, 2010 and effective August 31, 2010, to Bank of America Loan Agreement dated August 31, 2010 (incorporated by reference to Exhibit 10.1 to Form 8-K dated November 10, 2010, filed November 18, 2010).
10.3	Third Amendment dated May 11, 2011 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.2 to Form 10-Q for the quarterly period ended March 31, 2011, filed May 16, 2011).
10.4	Fourth Amendment dated August 17, 2011 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.5 to Form 10-Q dated June 30, 2011, filed August 19, 2011).
10.5	Sixth Amendment dated April 16, 2012 to that certain Loan and Security Agreement between Lapolla and Bank of America dated August 31, 2010 (incorporated by reference to Exhibit 10.48 to Form 10-K for the year ended December 31, 2011, filed April 16, 2012)
10.6	Seventh Amendment dated June 29, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.6 to Form 8-K dated June 29, 2012, filed July 6, 2012)
10.7	Eighth Amendment dated November 15, 2012 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated September 30, 2012, filed November 19, 2012).
10.8	Ninth Amendment dated May 3, 2013 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated March 31, 2013, filed May 13, 2013).
10.9	Tenth Amendment dated December 10, 2013 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.6 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.10	Eleventh Amendment dated November 14, 2014 to that certain Loan and Security Agreement dated August 31, 2010 between Lapolla and Bank of America, N.A. (incorporated by reference to Exhibit 10.1 to Form 10-Q dated September 30, 2014, filed November 17, 2014).
10.11	Twelfth Amendment dated January 23, 2015 to Loan and Security Agreement dated August 31, 2010, as amended, between Lapolla Industries, Inc. and Bank of America, N.A. (incorporated by reference to Exhibit 10.11 to Form 8-K dated January 21, 2015, filed January 27, 2015)
10.12*	Thirteenth Amendment dated May 29, 2015 to Loan and Security Agreement dated August 31, 2010, as amended, between Lapolla Industries, Inc. and Bank of America, N.A.
10.13	Note Purchase Agreement between Lapolla, Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.1 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.14	Promissory Note between Lapolla and Enhanced Jobs for Texas Fund, LLC dated December 10, 2013 (incorporated by reference to Exhibit 10.2 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.15	Promissory Note between Lapolla and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.3 to Form 8-K dated December 10, 2013, filed December 16, 2013).
10.16	First Amendment dated April 8, 2014 to that certain Note Purchase Agreement between Lapolla and Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.74 to Form 10-K dated December 31, 2013, filed April 10, 2014).
10.17	Second Amendment dated November 14, 2014 to that certain Note Purchase Agreement between Lapolla and Enhanced Jobs for Texas Fund, LLC, and Enhanced Capital Texas Fund, LP dated December 10, 2013 (incorporated by reference to Exhibit 10.3 to Form 10-Q dated September 30, 2014, filed November 17, 2014).
10.18*	Subordination Agreement dated April 16, 2012 by and among Lapolla Industries, Inc., Richard J. Kurtz, and Bank of America.
10.19*	First Amendment dated November 13, 2014 to that certain Subordination Agreement dated April 16, 2012 by and among Lapolla Industries, Inc., Richard J. Kurtz, and Bank of America.
10.20*	Promissory Note dated November 14, 2014 between Lapolla Industries, Inc. and Richard J. Kurtz.
10.21	Promissory Note dated January 21, 2015 between Lapolla Industries, Inc. and Richard J. Kurtz (incorporated by reference to Exhibit 10.15 to Form 8-K dated January 21, 2015, filed January 27, 2015).
10.22*	Second Amendment dated May 29, 2015 to that certain Subordination Agreement dated April 16, 2012 by and among Lapolla Industries, Inc., Richard J. Kurtz, and Bank of America.

*Filed Herewith

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